UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2016

Annual Report
to Shareholders

Deutsche Alternative Asset Allocation Fund

(On April 26, 2016, Deutsche Alternative Asset Allocation Fund was renamed Deutsche Real Assets Fund.)

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

15 Investment Portfolio

17 Statement of Assets and Liabilities

19 Statement of Operations

20 Statement of Changes in Net Assets

21 Financial Highlights

27 Notes to Financial Statements

38 Report of Independent Registered Public Accounting Firm

39 Information About Your Fund's Expenses

41 Tax Information

42 Shareholder Meeting Results

43 Advisory Agreement Board Considerations and Fee Evaluation

51 Board Members and Officers

56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, floating rate loan risk, volatility in commodity prices, infrastructure and high-yield debt securities, market direction risk (market advances when short, market declines when long), short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. The fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the fund’s currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management’s proprietary models. As part of these strategies, the fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the fund’s aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the fund. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. See the prospectus for additional risks and specific details regarding the fund's risk profile.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Seven years into our economic recovery, you might be wondering "where’s the beef"? The strong U.S. dollar and sluggish growth have hampered exports and manufacturing. Low oil prices are raising concerns about the energy sector. A steep sell-off in the first quarter, plus a contentious U.S. election campaign and ongoing geopolitical issues, have led many to question what lies ahead.

Our analysts see a case for continued, albeit modest, growth in the U.S. economy. Households have reduced debt and are seeing gains in real income thanks to improving labor markets and lower energy prices. Businesses remain reasonably well positioned financially, with an added boost to purchasing power from lower energy prices. Lastly, while the Federal Reserve Board has initiated the process of raising short-term interest rates, we are confident that "low and slow" will continue to be the watchwords for a while.

The later stages of an economic recovery tend to bring increased volatility and more challenges to achieving positive investment returns. We believe that active management — careful sector allocation and security selection driven by deep research — can make a difference in this environment.

In the end, it is important to remember the core reason for investing: long- term goals and a desire for growth tempered by reasonable risk management. We appreciate your trust and welcome the opportunity to put our resources, experience and expertise to work in helping you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers will be renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 14 for more complete performance information.

During the 12-month interval ended March 31, 2016, the fund returned –6.63% and underperformed the –1.63% return of the benchmark, which is a blend of traditional assets with 70% in the MSCI World Index and 30% in the Barclays U.S. Aggregate Bond Index. The two indices returned –3.45% and 1.96%, respectively. It is important to keep in mind that the fund’s objective is not to match the short-term performance of either stocks or bonds, but rather to provide investors with strategies for longer-term portfolio diversification through investments in alternative assets.

The annual period proved to be a challenging time for the financial markets. Although the global economy continued to experience a modest expansion, market performance was pressured by periodic "growth scares" characterized by heightened investor concerns about the potential for a worldwide recession. In addition, investors spent much of 2015 struggling to assess the U.S. Federal Reserve Board's (the Fed) intention with regard to its interest-rate policy. The markets were also rattled by the persistent decline in the prices of oil and other commodities through late 2015 and into early January 2016. Together, these developments aided the returns of government bonds but hurt the performance of higher-risk market segments such as equities, commodities and high-yield bonds.

Fund Performance

From a high-level perspective, two key factors weighed on the fund’s results during the reporting period. First, alternative assets lagged the returns of both investment-grade bonds and developed-market equities, reflecting the outsized impact of commodity prices on the alternative space. Second, during the second quarter of 2015, we moved the fund’s focus toward a "real return" approach designed to provide returns in excess of the long-term rate of inflation. This shift reflected our belief that real-return portfolios can help investors protect the purchasing power of their savings over time. However, inflation-sensitive assets faced significant short-term headwinds in the latter half 2015 due to mounting evidence of slowing economic growth and continued low inflation. As a result, the fund lagged its peer group in both the third and fourth calendar quarters of 2015, leading to underperformance for the full 12 months.

In terms of specific drivers of performance, our allocation to commodity-related investments proved to be the largest detractor from fund returns. Commodity prices fell during the first 10 months of the period due to an unfavorable combination of slackening demand and rising supplies, which led to negative absolute returns for Deutsche Enhanced Commodity Strategy Fund. We also lost some ground through our investments in three commodity-related exchange-traded funds (ETFs) that were held in the portfolio before we closed out the positions in the fourth quarter.

The weakness in commodity prices also had an adverse impact on Deutsche Global Infrastructure Fund. Infrastructure stocks tend to have above-average sensitivity to energy prices, a negative for performance during the past 12 months. In addition, Deutsche Global Infrastructure Fund’s investments in non-U.S. equities created exposure to both the weakness in the international markets and the downturn in foreign currencies relative to the U.S. dollar.

"We continue to believe that selectivity and active management remain essential for successfully investing in alternative asset classes."

The fund’s allocation to the fixed-income space also detracted from its 12-month results. Deutsche Floating Rate Fund, which invests in senior loans (or loans to below-investment-grade companies that banks repackage and sell as securities), declined during the period. Given the heightened concerns about growth, investor risk appetites for lower-rated securities waned during the second half of 2015. The market also became less forgiving of missteps on the part of loan issuers, causing the refinancing environment to become more challenging. The slide in oil prices put further pressure on energy-related loans, as well as the loans for a variety of companies with ties to the energy sector. Similar concerns weighed on the performance of the fund’s position in the SPDR Barclays Short Term High Yield Bond ETF.

We generated a better relative return from our allocation to Deutsche Global Inflation Fund, which finished the year roughly flat. The fund offers exposure to inflation-protected securities issued by governments around the world. Although the backdrop of slow global growth and supportive central bank policies provided a positive underpinning for inflation-protected securities, the asset class lagged traditional fixed income at a time in which inflation remained low on the list of investor concerns. Viewing this as a potential opportunity, we elected to increase our allocation to the asset class in the latter half of the period.

Finally, two positions that are no longer held in the portfolio — Deutsche Enhanced Emerging Markets Fixed Income Fund and Deutsche Diversified Market Neutral Fund — cost us some return during the second and third calendar quarters of 2015.

The fund’s allocation to real-estate investment trusts (REITs), which we achieve through positions in Deutsche Real Estate Securities Fund and Deutsche Real Estate Securities Income Fund, was a positive factor in its results. REITs delivered a healthy gain behind the continued strength in the global property markets and the decline in government bond yields. In addition, the asset class staged a strong rally in the final three months of the period once investors grew more confident that the Fed was more likely to maintain its "lower for longer" policy rather than raising rates aggressively in 2016.

Outlook and Fund Positioning

We continue to believe that selectivity and active management remain essential for successfully investing in alternative asset classes. At a time in which stock-market valuations are elevated and long-term bond yields are depressed, we believe diversifying across various alternative investments can help mitigate the potential for heightened volatility in traditional assets.

Fund Restructuring

Deutsche Investment Management Americas Inc ("DIMA"), the advisor of the fund, obtained shareholder approval on a proposal that will permit the fund to be restructured from a fund that invests primarily in other Deutsche Funds to a fund investing directly in securities and other investments, with a focus on a broad range of "real assets" using both traditional and alternative investment strategies. Upon the restructuring on April 26, 2016, the fund was renamed Deutsche Real Assets Fund.

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

— Portfolio Manager for the Quantitative Group: New York.

— Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

— Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management. Investment industry experience began in 1996.

— BS, University of Southern California.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Effective April 26, 2016, the fund's portfolio management team is as follows:

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.

— Co-Head and Chief Investment Officer of Liquid Real Assets for Deutsche Asset Management.

— BS, University of Southern California.

Francis X. Greywitt III, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.

— Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.

— Investment industry experience began in 1999.

— BBA, St. Bonaventure University; MBA, University of Chicago.

Evan Rudy, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2007. Previously, worked as an Analyst at the Townsend Group, a real estate consulting firm.

— Portfolio Analyst, Real Estate & Infrastructure Securities: Chicago.

— BS, Miami University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

An exchange traded fund (ETF) is a security that tracks an index or asset like an index fund, but trades like a stock on an exchange.

Performance Summary March 31, 2016 (Unaudited)

Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/16
Unadjusted for Sales Charge	–6.63%	0.03%	1.14%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–12.00%	–1.15%	0.45%
MSCI World Index†	–3.45%	6.51%	2.74%
Barclays U.S. Aggregate Bond Index†	1.96%	3.78%	4.86%
S&P 500® Index†	1.78%	11.58%	6.38%
Blended Index†	–1.63%	5.95%	3.75%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/16
Unadjusted for Sales Charge	–7.37%	–0.73%	0.34%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–7.37%	–0.73%	0.34%
MSCI World Index†	–3.45%	6.51%	2.74%
Barclays U.S. Aggregate Bond Index†	1.96%	3.78%	4.86%
S&P 500® Index†	1.78%	11.58%	6.38%
Blended Index†	–1.63%	5.95%	3.75%
Class R	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/16
No Sales Charges	–6.77%	–0.14%	–0.11%
MSCI World Index†	–3.45%	6.51%	2.74%
Barclays U.S. Aggregate Bond Index†	1.96%	3.78%	4.86%
S&P 500® Index†	1.78%	11.58%	6.38%
Blended Index†	–1.63%	5.95%	3.75%
Class R6		1-Year	Life of Class**
Average Annual Total Returns as of 3/31/16
No Sales Charges		–6.25%	–5.21%
MSCI World Index†		–3.45%	–2.12%
Barclays U.S. Aggregate Bond Index†		1.96%	2.76%
S&P 500® Index†		1.78%	1.86%
Blended Index†		–1.63%	–0.45%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/16
No Sales Charges	–6.44%	0.23%	1.33%
MSCI World Index†	–3.45%	6.51%	2.74%
Barclays U.S. Aggregate Bond Index†	1.96%	3.78%	4.86%
S&P 500® Index†	1.78%	11.58%	6.38%
Blended Index†	–1.63%	5.95%	3.75%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/16
No Sales Charges	–6.25%	0.36%	1.40%
MSCI World Index†	–3.45%	6.51%	2.74%
Barclays U.S. Aggregate Bond Index†	1.96%	3.78%	4.86%
S&P 500® Index†	1.78%	11.58%	6.38%
Blended Index†	–1.63%	5.95%	3.75%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2015 are 1.79%, 2.53%, 2.19%, 1.64%, 1.61% and 1.51% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Returns shown for Class R shares for the period prior to its inception on June 1, 2011 are derived from the historical performance of Class A shares of the Deutsche Alternative Asset Allocation Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Alternative Asset Allocation Fund — Class A ■ MSCI World Index† ■ Barclays U.S. Aggregate Bond Index† ■ S&P 500 Index† ■ Blended Index†

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 31, 2007. The performance shown for each index is for the time period of July 31, 2007 through March 31, 2016, which is based on the performance period of the life of the Fund.

** Class R6 shares commenced operations on November 28, 2014. The performance shown for each index is for the time period from November 30, 2014 through March 31, 2016, which is based on the performance period of the life of Class R6.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage securities, asset-backed securities and commercial mortgage-backed securities.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Blended Index consists of 70% in the MSCI World Index and 30% in the Barclays U.S. Aggregate Bond Index.

	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
3/31/16	$ 8.56	$ 8.53	$ 8.62	$ 8.50	$ 8.50	$ 8.50
3/31/15	$ 9.36	$ 9.33	$ 9.42	$ 9.29	$ 9.29	$ 9.29
Distribution Information as of 3/31/16
Income Dividends, Twelve Months	$ .18	$ .11	$ .16	$ .21	$ .19	$ .21

Investment Portfolio as of March 31, 2016

	Shares	Value ($)

Mutual Funds 94.0%
Deutsche Enhanced Commodity Strategy Fund "Institutional" (a)	2,028,761	23,513,336
Deutsche Floating Rate Fund "Institutional" (a)	4,279,047	35,516,088
Deutsche Global Inflation Fund "Institutional" (a)	7,199,056	71,630,603
Deutsche Global Infrastructure Fund "Institutional" (a)	4,228,455	57,210,989
Deutsche Global Real Estate Securities Fund "Institutional" (a)	1,472,011	13,410,020
Deutsche Real Estate Securities Fund "Institutional" (a)	560,646	12,541,658
Deutsche Real Estate Securities Income Fund "Institutional" (a)	218,719	2,106,262
Total Mutual Funds (Cost $194,173,058)		215,928,956

Exchange-Traded Fund 2.0%
SPDR Barclays Short Term High Yield Bond Fund (Cost $5,185,946)	177,579	4,585,090

Cash Equivalents 3.8%
Central Cash Management Fund, 0.37% (a) (b) (Cost $8,716,121)	8,716,121	8,716,121

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $208,075,125)†	99.8	229,230,167
Other Assets and Liabilities, Net	0.2	385,867
Net Assets	100.0	229,616,034

† The cost for federal income tax purposes was $218,413,833. At March 31, 2016, net unrealized appreciation for all securities based on tax cost was $10,816,334. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,908,502 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,092,168.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$ 215,928,956	$ —	$ —	$ 215,928,956
Exchange-Traded Funds	4,585,090	—	—	4,585,090
Short-Term Investment	8,716,121	—	—	8,716,121
Total	$ 229,230,167	$ —	$ —	$ 229,230,167

There have been no transfers between fair value measurement levels during the year ended March 31, 2016.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of March 31, 2016
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $202,889,179)	$ 224,645,077
Investments in non-affiliated Underlying Funds, at value (cost $5,185,946)	4,585,090
Total investments in securities, at value (cost $208,075,125)	229,230,167
Cash	1,253,758
Receivable for Fund investments sold	241,122
Receivable for Fund shares sold	190,633
Interest receivable	1,184
Other assets	28,506
Total assets	230,945,370
Liabilities
Payable for Fund shares redeemed	898,373
Accrued management fee	12,298
Accrued Trustees' fees	3,805
Other accrued expenses and payables	414,860
Total liabilities	1,329,336
Net assets, at value	$ 229,616,034
Net Assets Consist of
Undistributed net investment income	2,462,042
Net unrealized appreciation (depreciation) on investments	21,155,042
Accumulated net realized gain (loss)	(118,588,555)
Paid-in capital	324,587,505
Net assets, at value	$ 229,616,034

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($79,255,718 ÷ 9,256,326 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.56
Maximum offering price per share (100 ÷ 94.25 of $8.56)	$ 9.08

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($61,109,866 ÷ 7,160,158 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)

$ 8.53
Class R Net Asset Value, offering and redemption price per share ($2,947,904 ÷ 342,120 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.62
Class R6 Net Asset Value, offering and redemption price per share ($1,139,529 ÷ 134,048 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.50
Class S Net Asset Value, offering and redemption price per share ($54,646,365 ÷ 6,432,608 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.50
Institutional Class Net Asset Value, offering and redemption price per share ($30,516,652 ÷ 3,589,025 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.50

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended March 31, 2016
Investment Income
Dividends	$ 1,159,886
Income distributions from affiliated Underlying Funds	7,085,936
Total income	8,245,822
Expenses: Management fee	773,454
Administration fee	386,728
Services to shareholders	639,312
Distribution and service fees	1,117,555
Custodian fee	11,590
Professional fees	105,301
Reports to shareholders	31,169
Registration fees	90,706
Trustees' fees and expenses	17,452
Other	19,058
Total expenses before expense reductions	3,192,325
Expense reductions	(813,106)
Total expenses after expense reductions	2,379,219
Net investment income	5,866,603
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(22,315,379)
Sale of non-affiliated Underlying Funds	(11,654,212)
Capital gain distributions from affiliated Underlying Funds	2,488,372
(31,481,219)
Change in net unrealized appreciation (depreciation) on investments	(11,200,746)
Net gain (loss)	(42,681,965)
Net increase (decrease) in net assets resulting from operations	$ (36,815,362)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended March 31,
Increase (Decrease) in Net Assets	2016	2015
Operations: Net investment income	$ 5,866,603	$ 11,618,185
Net realized gain (loss)	(31,481,219)	8,591,821
Change in net unrealized appreciation (depreciation)	(11,200,746)	(15,586,412)
Net increase (decrease) in net assets resulting from operations	(36,815,362)	4,623,594
Distributions to shareholders from: Net investment income: Class A	(2,138,650)	(4,921,209)
Class C	(1,005,806)	(2,315,811)
Class R	(51,619)	(68,731)
Class R6	(19,793)	(253)*
Class S	(1,955,080)	(5,072,474)
Institutional Class	(1,532,609)	(3,728,777)
Total distributions	(6,703,557)	(16,107,255)
Fund share transactions: Proceeds from shares sold	65,412,213	138,734,373
Reinvestment of distributions	6,322,472	15,059,715
Payments for shares redeemed	(328,498,554)	(196,953,232)
Net increase (decrease) in net assets from Fund share transactions	(256,763,869)	(43,159,144)
Increase (decrease) in net assets	(300,282,788)	(54,642,805)
Net assets at beginning of year	529,898,822	584,541,627
Net assets at end of period (including undistributed net investment income of $2,462,042 and $2,981,819, respectively)	$ 229,616,034	$ 529,898,822

* For the period from November 28, 2014 (commencement of operations of Class R6) to March 31, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended March 31,
Class A	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.36	$ 9.56	$ 9.53	$ 9.13	$ 9.67
Income (loss) from investment operations: Net investment income[a]	.14	.19	.13	.20	.38
Net realized and unrealized gain (loss)	(.76)	(.11)	.03	.40	(.56)
Total from investment operations	(.62)	.08	.16	.60	(.18)
Less distributions from: Net investment income	(.18)	(.28)	(.13)	(.20)	(.36)
Net asset value, end of year	$ 8.56	$ 9.36	$ 9.56	$ 9.53	$ 9.13
Total Return (%)[b,c,d]	(6.63)	.76	1.68	6.57	(1.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	158	197	238	262
Ratio of expenses before expense reductions (%)[e]	.78	.73	.76	.75	.76
Ratio of expenses after expense reductions (%)[e]	.57	.57	.57	.52	.47
Ratio of net investment income (%)	1.61	2.02	1.35	2.17	4.10
Portfolio turnover rate (%)	51	39	41	30	32

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

	Years Ended March 31,
Class C	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.33	$ 9.53	$ 9.48	$ 9.09	$ 9.61
Income (loss) from investment operations: Net investment income (loss)[a]	.07	.12	.06	.13	.31
Net realized and unrealized loss	(.76)	(.12)	.03	.39	(.56)
Total from investment operations	(.69)	—	.09	.52	(.25)
Less distributions from: Net investment income	(.11)	(.20)	(.04)	(.13)	(.27)
Net asset value, end of year	$ 8.53	$ 9.33	$ 9.53	$ 9.48	$ 9.09
Total Return (%)[b,c,d]	(7.37)	(.01)	.94	5.78	(2.53)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	103	119	155	162
Ratio of expenses before expense reductions (%)[e]	1.51	1.47	1.51	1.49	1.49
Ratio of expenses after expense reductions (%)[e]	1.32	1.31	1.32	1.28	1.22
Ratio of net investment income (%)	.83	1.30	.60	1.45	3.37
Portfolio turnover rate (%)	51	39	41	30	32

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

	Years Ended March 31,
Class R	2016	2015	2014	2013	Period Ended 3/31/12[a]
Selected Per Share Data
Net asset value, beginning of year	$ 9.42	$ 9.62	$ 9.59	$ 9.17	$ 9.65
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.18	.11	.20	.36
Net realized and unrealized loss	(.77)	(.12)	.02	.39	(.54)
Total from investment operations	(.64)	.06	.13	.59	(.18)
Less distributions from: Net investment income	(.16)	(.26)	(.10)	(.17)	(.30)
Net asset value, end of year	$ 8.62	$ 9.42	$ 9.62	$ 9.59	$ 9.17
Total Return (%)[c,d]	(6.77)	.55	1.52	6.39	(1.77)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	2.001
Ratio of expenses before expense reductions (%)[e]	1.16	1.13	1.13	1.07	3.62*
Ratio of expenses after expense reductions (%)[e]	.77	.77	.77	.76	.72*
Ratio of net investment income (%)	1.47	1.83	1.15	2.17	4.73*
Portfolio turnover rate (%)	51	39	41	30	32[f]

[a] For the period from June 1, 2011 (commencement of operations) to March 31, 2012.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f] Represents the Fund's portfolio turnover rate for the year ended March 31, 2012.

* Annualized

** Not annualized

Class R6	Year Ended 3/31/16	Period Ended 3/31/15[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.29	$ 9.60
Income (loss) from investment operations: Net investment income (loss)[b]	.25	.12
Net realized and unrealized loss	(.83)	(.19)
Total from investment operations	(.58)	(.07)
Less distributions from: Net investment income	(.21)	(.24)
Net asset value, end of year	$ 8.50	$ 9.29
Total Return (%)[c,d]	(6.25)	(.71)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of year ($ millions)	1.01
Ratio of expenses before expense reductions (%)[e]	.40	.58*
Ratio of expenses after expense reductions (%)[e]	.22	.21*
Ratio of net investment income (loss) (%)	2.97	3.73*
Portfolio turnover rate (%)	51	39[f]

[a] For the period from November 28, 2014 (commencement of operations) to March 31, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[e] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

[f] Represents the Fund's portfolio turnover rate for the year ended March 31, 2015.

* Annualized

** Not annualized

	Years Ended March 31,
Class S	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.29	$ 9.49	$ 9.47	$ 9.07	$ 9.61
Income (loss) from investment operations: Net investment income (loss)[a]	.15	.22	.14	.22	.40
Net realized and unrealized loss	(.75)	(.13)	.02	.40	(.56)
Total from investment operations	(.60)	.09	.16	.62	(.16)
Less distributions from: Net investment income	(.19)	(.29)	(.14)	(.22)	(.38)
Net asset value, end of year	$ 8.50	$ 9.29	$ 9.49	$ 9.47	$ 9.07
Total Return (%)[b,c]	(6.44)	.92	1.88	6.74	(1.49)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	152	163	259	230
Ratio of expenses before expense reductions (%)[d]	.60	.55	.62	.57	.61
Ratio of expenses after expense reductions (%)[d]	.42	.39	.42	.34	.22
Ratio of net investment income (loss) (%)	1.70	2.26	1.50	2.42	4.37
Portfolio turnover rate (%)	51	39	41	30	32

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

	Years Ended March 31,
Institutional Class	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.29	$ 9.49	$ 9.47	$ 9.07	$ 9.61
Income (loss) from investment operations: Net investment income (loss)[a]	.16	.23	.17	.24	.41
Net realized and unrealized loss	(.74)	(.12)	.02	.38	(.57)
Total from investment operations	(.58)	.11	.19	.62	(.16)
Less distributions from: Net investment income	(.21)	(.31)	(.17)	(.22)	(.38)
Net asset value, end of year	$ 8.50	$ 9.29	$ 9.49	$ 9.47	$ 9.07
Total Return (%)[b,c]	(6.25)	1.10	2.02	6.87	(1.50)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	114	102	44	42
Ratio of expenses before expense reductions (%)[d]	.48	.45	.43	.45	.45
Ratio of expenses after expense reductions (%)[d]	.21	.21	.21	.22	.22
Ratio of net investment income (loss) (%)	1.83	2.45	1.84	2.56	4.45
Portfolio turnover rate (%)	51	39	41	30	32

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total return would have been lower if the Advisor had not reduced some Underlying Deutsche Funds' expenses.

[d] The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Alternative Asset Allocation Fund (the "Fund") is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in other affiliated Deutsche funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying Deutsche Funds") and non-affiliated exchange-traded funds ("Non-affiliated ETFs"). Non-affiliated ETFs and Underlying Deutsche Funds are collectively referred to as "Underlying Funds." Each Underlying Deutsche Fund's accounting policies and investment holdings are outlined in the Underlying Deutsche Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the mutual fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETF securities are generally categorized as Level 1.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At March 31, 2016, the Fund had a net tax basis capital loss carryforward of approximately $108,250,000, including $36,529,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2017 ($1,048,000) and March 31, 2018 ($35,481,000), the respective expiration dates, whichever occurs first; and approximately $71,721,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($14,560,000) and long-term losses ($57,161,000).

The Fund has reviewed the tax positions for the open tax years as of March 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 2,462,042
Capital loss carryforwards	$ (108,250,000)
Net unrealized appreciation (depreciation) on investments	$ 10,816,334

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2016	2015
Distributions from ordinary income*	$ 6,703,557	$ 16,107,255

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Underlying Funds

During the year ended March 31, 2016, purchases and sales of affiliated Underlying Funds (excluding short-term investments and money market funds) aggregated $123,041,654 and $312,573,595, respectively. Purchases and sales of non-affiliated ETFs (excluding short-term investments and money market funds) aggregated $70,685,858 and $141,656,007, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor.

The Fund does not invest in the Underlying Deutsche Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying Deutsche Fund's outstanding shares. At March 31, 2016, the Fund held greater than 5% of the following Underlying Deutsche Funds' outstanding shares: approximately 46% of Deutsche Global Inflation Fund and 13% of Deutsche Real Estate Securities Income Fund.

The management fee payable under the Investment Management Agreement is equivalent to the annual rate (exclusive of any applicable waivers/reimbursements) of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Advisor will receive management fees from managing the Underlying Deutsche Funds in which the Fund invests.

For the period from April 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:

Class A	.57%
Class C	1.32%
Class R	.82%
Class R6	.32%
Class S	.42%
Institutional Class	.32%

Effective October 1, 2015 through April 25, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:

Class A	.80%
Class C	1.55%
Class R	1.05%
Class R6	.55%
Class S	.65%
Institutional Class	.55%

In addition, for the period from April 1, 2015 through April 25, 2016, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:

Class A	.57%
Class C	1.32%
Class R	.77%
Class R6	.21%
Class S	.42%
Institutional Class	.21%

This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the year ended March 31, 2016, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 245,542
Class C	153,621
Class R	10,711
Class R6	795
Class S	180,876
Institutional Class	221,561
$ 813,106

Shareholders of the Fund approved a new Investment Management Agreement that reflects a change, effective April 26, 2016, in the Fund’s management fee structure. Shareholders also approved a sub-advisory agreement (the "Sub-Advisory Agreement") with RREEF America L.L.C. ("RREEF"), an affiliate of DIMA. Under the Sub-Advisory Agreement, RREEF, under the supervision and oversight of DIMA, will manage all of the securities and other assets of the Fund. DIMA, not the Fund, will pay RREEF for sub-advisory services. Please refer to Note F for more details.

Effective April 26, 2016, under the new Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2 billion of the Fund’s daily net assets	.800%
Over $2 billion of such net assets	.775%

Effective April 26, 2016 through April 25, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:

Class A	1.22%
Class C	1.97%
Class R	1.47%
Class R6	.95%
Class S	1.07%
Institutional Class	.95%

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2016, the Administration Fee was $386,728, of which $19,550 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2016, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2016
Class A	$ 19,769	$ 3,274
Class C	3,438	545
Class R	957	166
Class R6	69	28
Class S	5,688	917
Institutional Class	1,103	196
	$ 31,024	$ 5,126

Distribution and Service Fees. Under the Fund's Class C and Class R 12b-1 Plans, Deutsche AM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended March 31, 2016, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2016
Class C	$ 612,891	$ 39,088
Class R	6,929	625
	$ 619,820	$ 39,713

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, Class C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2016, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2016	Annual Rate
Class A	$ 286,382	$ 31,366.25%
Class C	204,431	25,199.25%
Class R	6,922	1,177.25%
	$ 497,735	$ 57,742

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended March 31, 2016, aggregated $3,377.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended March 31, 2016, the CDSC for the Fund's Class C shares aggregated $4,514. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2016, DDI received $2,643 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $18,853, of which $8,799 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2016		Year Ended March 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,604,788	$ 14,035,627	2,842,902	$ 27,338,831
Class C	385,969	3,433,001	633,233	6,071,762
Class R	183,036	1,597,920	207,097	1,994,252
Class R6	153,839	1,299,882	1,042*	10,000*
Class S	2,605,776	22,993,653	7,051,204	67,624,359
Institutional Class	2,531,979	22,052,130	3,738,138	35,695,169
		$ 65,412,213		$ 138,734,373
Shares issued to shareholders in reinvestment of distributions
Class A	241,833	$ 2,081,548	505,367	$ 4,793,445
Class C	106,904	917,983	222,364	2,102,949
Class R	6,022	51,619	7,198	68,731
Class R6	1,733	14,198	27*	253*
Class S	208,804	1,798,760	487,521	4,581,523
Institutional Class	168,773	1,458,364	373,567	3,512,814
		$ 6,322,472		$ 15,059,715
Shares redeemed
Class A	(9,481,919)	$ (82,229,717)	(7,053,815)	$ (68,130,819)
Class C	(4,350,413)	(37,498,817)	(2,379,910)	(22,744,651)
Class R	(128,552)	(1,116,513)	(219,598)	(2,113,239)
Class R6	(22,593)	(185,454)	—	—
Class S	(12,769,144)	(110,086,947)	(8,378,487)	(79,539,317)
Institutional Class	(11,388,099)	(97,381,106)	(2,580,722)	(24,425,206)
		$ (328,498,554)		$ (196,953,232)
Net increase (decrease)
Class A	(7,635,298)	$ (66,112,542)	(3,705,546)	$ (35,998,543)
Class C	(3,857,540)	(33,147,833)	(1,524,313)	(14,569,940)
Class R	60,506	533,026	(5,303)	(50,256)
Class R6	132,979	1,128,626	1,069*	10,253*
Class S	(9,954,564)	(85,294,534)	(839,762)	(7,333,435)
Institutional Class	(8,687,347)	(73,870,612)	1,530,983	14,782,777
		$ (256,763,869)		$ (43,159,144)

* For the period from November 28, 2014 (commencement of operations of Class R6) to March 31, 2015.

E. Transactions with Affiliates

The Fund invests in Underlying Deutsche Funds and Non-affiliated ETFs. The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the year ended March 31, 2016 is as follows:

Affiliate	Value ($) at 3/31/2015	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Value ($) at 3/31/2016
Deutsche Diversified Market Neutral Fund	42,081,458	—	42,378,155	(2,482,913)	—	—	—
Deutsche Enhanced Commodity Strategy Fund	58,760,814	17,587,003	44,361,000	(15,236,482)	211,003	—	23,513,336
Deutsche Enhanced Emerging Markets Fixed Income Fund	20,705,562	249,466	20,540,440	(277,398)	243,466	—	—
Deutsche Floating Rate Fund	76,984,223	2,812,446	38,330,000	(3,379,256)	2,812,446	—	35,516,088
Deutsche Global Inflation Fund	54,975,553	65,260,471	48,146,000	(1,518,092)	949,471	—	71,630,603
Deutsche Global Infrastructure Fund	109,895,855	27,453,154	67,273,000	1,876,237	1,542,599	213,555	57,210,989
Deutsche Global Real Estate Securities Fund	33,882,901	6,835,220	26,309,000	588,537	747,220	—	13,410,020
Deutsche Real Estate Securities Fund	34,567,260	2,532,664	21,525,000	(1,403,904)	421,559	2,111,106	12,541,658
Deutsche Real Estate Securities Income Fund	6,036,627	311,230	3,711,000	(555,496)	147,520	163,711	2,106,262
Central Cash Management Fund	4,605,007	265,833,116	261,722,002	—	10,652	—	8,716,121
Total	442,495,260	388,874,770	574,295,597	(22,388,767)	7,085,936	2,488,372	224,645,077

F. Fund Restructuring

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") has recommended and the Fund’s Board of Trustees (the "Board") has approved changes to the Fund’s investment objective and principal investment strategy to restructure the Fund from a fund-of-funds (i.e., a fund investing primarily in other Deutsche funds) with a focus on alternative (or non-traditional) investment strategies into a direct investment fund (i.e., a fund investing directly in securities and other investments) with a focus on investments offering exposure to "real assets".

In order to implement the restructuring of the Fund, DIMA recommended and the Board and shareholders of the Fund approved a new Investment Management Agreement and a new Sub-Advisory Agreement between DIMA and RREEF America L.L.C., an investment advisor affiliated with DIMA.

Upon restructuring on April 26, 2016, the Fund’s name changed to Deutsche Real Assets Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust and Shareholders of Deutsche Alternative Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Alternative Asset Allocation Fund (the "Fund"), a series of Deutsche Market Trust (the "Trust"), as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Alternative Asset Allocation Fund at March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts May 25, 2016

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the table. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2015 to March 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/16	$ 1,023.10	$ 1,019.70	$ 1,022.70	$ 1,026.00	$ 1,025.60	$ 1,026.00
Expenses Paid per $1,000*	$ 2.88	$ 6.67	$ 3.89	$ 1.06	$ 2.13	$ 1.06
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 10/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/16	$ 1,022.15	$ 1,018.40	$ 1,021.15	$ 1,023.95	$ 1,022.90	$ 1,023.95
Expenses Paid per $1,000*	$ 2.88	$ 6.66	$ 3.89	$ 1.06	$ 2.12	$ 1.06

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios**	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche Alternative Asset Allocation Fund	.57%	1.32%	.77%	.21%	.42%	.21%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended March 31, 2016, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $9,100,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Shareholder Meeting Results

A special Meeting of Shareholders (the "Meeting") of Deutsche Alternative Asset Allocation Fund, a series of Deutsche Market Trust, was called to order on March 31, 2016 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. The Meeting was adjourned until, and reconvened on, April 15, 2016 to permit the solicitation of additional votes. At the Meeting, the following matters were voted upon by the shareholders of each applicable Fund (the resulting votes are presented below).

1a. Approval of a new Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
15,552,004	1,885,605	1,065,982	0

1b. Approval of a Sub-Advisory Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
15,509,222	1,894,659	1,099,711	0

* Broker non-votes are proxies received by the funds from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote in a particular matter.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Alternative Asset Allocation Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the Deutsche Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

New Advisory Agreement and Sub-Advisory Agreement Board Considerations and Fee Evaluation

In November 2015, the Board of Trustees of Deutsche Market Trust (the "Trust") approved a new investment management agreement (the "New IMA") between the Trust, on behalf of Deutsche Real Assets Fund (formerly known as Deutsche Alternative Asset Allocation Fund) (the "Fund"), and Deutsche Investment Management Americas Inc. ("DIMA") and a new sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the New IMA, the "New Agreements") between DIMA and RREEF America L.L.C. ("RREEF"), an affiliate of DIMA. The New Agreements were subject to approval by shareholders of the Fund, and shareholders approved the New Agreements at a meeting held on April 15, 2016. The New Agreements went into effect on April 26, 2016

The Board considered the approval of the New Agreements in connection with DIMA’s proposal to restructure the Fund from a fund-of-funds (i.e., a fund investing primarily in other Deutsche funds) with a focus on alternative (or non-traditional) investment strategies into a direct investment fund (i.e., a fund investing directly in securities and other investments) with a focus on investments offering exposure to "real assets" (the "Restructuring"). Because the restructured Fund would invest directly in securities and other investments as opposed to primarily through underlying funds, DIMA proposed the New IMA, with a higher management fee for the increased level of investment management services to be provided to the restructured Fund. Under the Fund’s prior investment management agreement ("Prior IMA"), DIMA received a lower management fee paid directly by the Fund in addition to management fees received from the underlying Deutsche funds in which the Fund invested. While DIMA would receive a higher management fee under the New IMA, the Board noted that DIMA agreed to cap expenses for the restructured Fund for a period of at least one year following the implementation of the New Agreements such that the restructured Fund would have lower total (net) operating expenses than the Fund’s total (net) operating expenses as of March 31, 2015 (including acquired fund fees and expenses and the effect of DIMA’s voluntary expense caps). The Board also noted DIMA’s belief that adding RREEF as a sub-advisor for the restructured Fund pursuant to the Sub-Advisory Agreement would allow for the most effective management of the restructured Fund.

In terms of the process that the Board followed prior to approving the New Agreements, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— Over the course of in-person meetings conducted in September and November 2015, the Board’s Contract Committee reviewed extensive materials received from DIMA and independent third parties regarding the Restructuring, including an analysis of the restructured Fund’s fees and expenses from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant").

— The Independent Trustees met privately with counsel to discuss the New Agreements and other matters relating to the Restructuring.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with their deliberations, the Contract Committee and the Board considered the factors discussed below, among others. The Board considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. DIMA and RREEF are part of Deutsche Bank AG’s ("Deutsche Bank") asset management business. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in its asset management business, including ongoing enhancements to the investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within its asset management business.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the New Agreements, including the scope of advisory services to be provided under the New Agreements. The Board noted that, under the New Agreements, DIMA and RREEF would provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board also noted that, with the exception of the fee arrangements and a new provision clarifying that no third party beneficiaries are intended under the New IMA, the terms of the New IMA were substantially the same as the terms of the Prior IMA which it approved in September 2015. The Board considered DIMA’s belief that implementation of the New Agreements was necessary in order to restructure the Fund’s investment objective and investment strategy and that the Restructuring will expand the universe of available investment options for portfolio management compared to the options available to the Fund as a fund-of-funds, potentially allowing for more precise implementation of investment ideas, which may create the potential for improved performance. In this regard, as part of its review of the Restructuring, the Board considered information regarding the similarities and differences between the Fund’s then current investment strategies and allocations across various asset classes, and the Fund’s proposed investment strategy and expected asset class allocations assuming approval of the New Agreements and completion of the Restructuring. The Board also considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board considered information provided on the investment personnel of RREEF and RREEF’s experience managing liquid real assets. The Board noted that DIMA would be responsible for the oversight and supervision of RREEF’s management of the Fund.

On the basis of this evaluation, the Board concluded that the nature, quality and extent of services to be provided by DIMA and RREEF under the New Agreements were expected to be satisfactory.

Fees and Expenses. The Board considered the proposed changes to the Fund’s investment management fee schedule, the proposed sub-advisory fee schedule and the estimated total expense ratios assuming approval of the New Agreements and completion of the Restructuring, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the proposed contractual fee rates to be paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group. With respect to the sub-advisory fee to be paid to RREEF, the Board noted that the fee would be paid by DIMA out of its fee and not directly by the Fund. The Board noted that DIMA proposed to cap expenses of the restructured Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.22%, 1.97%, 1.47%, 0.95%, 0.95%, and 1.07% of average net assets of Class A, Class C, Class R, Class R6, Institutional Class and Class S shares, respectively, for a period of at least one year following the implementation of the New Agreements. In this regard, the Board noted that the proposed expense caps for the restructured Fund would result in lower total (net) operating expenses than the Fund’s total (net) operating expenses as of March 31, 2015 (including acquired fund fees and expenses and the effect of DIMA’s voluntary expense caps). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) following the implementation of the New Agreements and giving effect to the proposed expense caps were expected to be equal to the median (2nd quartile) of the applicable Lipper expense universe. The Board also considered the restructured Fund’s proposed management fee rate as compared to fees charged by DIMA to similar Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the restructured Fund and the similar Deutsche Funds. DIMA also provided information on fees charged by RREEF to funds offered primarily to European investors ("Deutsche Europe funds"). The Board took note of the differences in services provided to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA and RREEF to the restructured Fund.

Profitability. The Board reviewed information regarding estimated revenues expected to be received by DIMA under the New IMA. The Board considered the estimated costs and pre-tax profits to be realized by DIMA from managing the Fund following the Restructuring. Based on the information provided, the Board concluded that the pre-tax profits estimated to be realized by DIMA in connection with the management of the Fund following the Restructuring were not unreasonable.

Economies of Scale. The Board considered whether there are any potential economies of scale with respect to the management of the Fund following the Restructuring and whether the Fund may benefit from any economies of scale following the Restructuring. The Board noted that the Fund’s investment management fee schedule under the New IMA includes fee breakpoints. The Board concluded that the Fund’s fee schedule under the New IMA would represent an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund following the Restructuring.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits to be received by DIMA and its affiliates, including any fees to be received by DIMA for administrative services provided to the Fund and any fees to be received by an affiliate of DIMA for distribution services.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the New Agreements and concluded that the New Agreements were in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (since 2015); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–2016[10]	Managing Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Chief Compliance Officer through May 31, 2016. Effective June 1, 2016, Scott D. Hogan will assume the responsibilities of Chief Compliance Officer.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAPX	AAASX	AAAZX
CUSIP Number	25159K 879	25159K 887	25159K 804	25159K 705
Fund Number	487	787	2087	1487

For shareholders of Class R and R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	AAAQX	AAAVX
CUSIP Number	25159K 200	25159K 713
Fund Number	1587	1687

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Alternative Asset allocation fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$61,049	$0	$9,750	$0
2015	$58,499	$0	$10,238	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$509,282	$994,299
2015	$0	$372,386	$8,787,010

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$9,750	$1,503,581	$575,257	$2,088,588
2015	$10,238	$9,159,396	$570,504	$9,740,138

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

***

EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY has advised the Audit Committee that is in the process of voluntarily reporting these matters to the Staff of the Office of the Chief Accountant of the SEC. Neither EY nor the Audit Committee can be certain of the final outcome.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Alternative Asset Allocation Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 27, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 27, 2016